SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                             DWS International Fund
                      DWS International Select Equity Fund

The following information replaces the portfolio management team in the "Portfolio management" section in each of the fund's prospectuses:

The following person handles the day-to-day management of each of the above-listed funds.

  Joseph Axtell, CFA
  Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
    o Joined Deutsche Asset Management in 2001 and the fund in 2008.
    o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
    o Director, International Research at PCM International
      (1989-1996).
    o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
    o Analyst at Prudential-Bache Capital Funding in London
      (1987-1988).
    o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
    o B.S., Carlson School of Management, University of Minnesota.

The following individual has been named consultant to the funds' advisor, Deutsche Investment Management Americas Inc. (the "Advisor").

  Michael Sieghart, CFA
  Managing Director of DWS Investment GmbH: Frankfurt and consultant to the Advisor.
    o Joined DWS Investment GmbH: Frankfurt in 1997.
    o Senior fund manager of global and European equities: Frankfurt.
    o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.











               Please Retain This Supplement for Future Reference

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                                                             Deutsche Bank Group

August 19, 2008
DMF-3675